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Exhibit 10
LANVISION SYSTEMS, INC.

                            FIRST LEASE AMENDMENT
                                   BETWEEN
                               LANVISION, INC.
                                     AND
                       DUKE REALTY LIMITED PARTNERSHIP

           THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 12th day of July, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and LANVISION, INC., an Ohio corporation ("Tenant").

                            W I T N E S S E T H :

           WHEREAS, Landlord and Tenant entered into a certain Lease dated May 7, 1996 ("Lease"), whereby Tenant leased from Landlord certain premises consisting of approximately 20,501 rentable square feet of space (the "Original Premises") located in Suite 400, One Financial Way, Cincinnati,
Ohio commonly known as the Ohio National Building; and

           WHEREAS, Landlord and Tenant desire to expand the Original Premises by 1344 square feet (the "Additional Space"). Collectively, the Original Premises and Additional Space shall hereinafter be referred to as the "Leased Premises"; and

           WHEREAS, Landlord and Tenant desire to decrease the storage space by 273 usable; and

           WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such expansion and contraction;

           NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.


                  1.       AMENDMENT OF ARTICLE 1.

                  (a) SECTION 1.01 of ARTICLE 1 of the Lease is hereby amended by substituting AMENDED EXHIBIT A, attached hereto and incorporated herein by reference, on which the Original Premises are striped and the Additional Space is cross-hatched, in lieu of EXHIBIT A attached to the Lease.

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               (b)  Commencing on the date hereof, ARTICLE 1, SECTION 1.02 is hereby amended as follows:

           B.  Rentable Area:  approximately 21,845 rentable square feet;

           C.  Building Expense Percentage:  10.3%;

           D.  Minimum Annual Rent:
                      Year 1 (months 1-2)                       $0.00
                      Year 1 (months 3-12)                $236,654.17
                      Year 2                              $294,907.50
                      Year 3                              $294,907.50
                      Year 4                              $300,368.75
                      Year 5                              $300,368.75

           E.  Monthly Rental Installments:
                      Months 1-2                                $0.00
                      Months 3-12                          $23,665.42
                      Months 13-36                         $24,575.63
                      Months 37-60                         $25,030.73


           3. AMENDMENT OF SECTION 20.09 OF THE ADDENDUM, Section 20.09, STORAGE SPACE of the Addendum is hereby amended by deleting the reference to 1,500 usable square feet and replacing it with 1,227 square feet.

           4. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

           5. EXAMINATION OF AMENDMENT. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

           6. DEFINITIONS. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

           7. INCORPORATION. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.


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           IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

                                  LANDLORD:

                        DUKE REALTY LIMITED PARTNERSHIP,
                        an Indiana limited partnership

WITNESSES:

/s/ ALICE BATTAGLIA                    By:      Duke Realty Investments, Inc.,
- - -----------------------------                   its general partner
Alice Battaglia
- - -----------------------------
(Printed)

/s/ NICOLE C. STEVENS                  By:         /s/ JEFFREY G. TULLOCH
- - -----------------------------                     -----------------------------
Nicole C. Stevens                                 Vice President
- - -----------------------------
(Printed)

                                       TENANT:

WITNESSES:                             LANVISION, INC., an Ohio corporation

/s/ ALAN J. HARTMAN                    By:         /s/ ERIC LOMBARDO
- - ------------------------------                     ----------------------------
Alan J. Hartman                        Printed:    Eric Lombardo
- - -----------------------------                      ----------------------------
(Printed)                              Title:      Exec. VP
 /s/ CAROL R. DANIELS                              ----------------------------
Carol R. Daniels
(Printed)



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STATE OF Ohio              )
                           ) SS:
COUNTY OF Hamilton         )

           Before me, a Notary Public in and for said County and State, personally appeared Jeffrey G. Tulloch, by me known and by me known to be the Vice President of Duke Realty Investments, Inc., an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership.

           WITNESS my hand and Notarial Seal this 22nd day of July, 1996.

                                               /s/ NICOLE C. STEVENS
                                       ------------------------------------
                                               Notary Public

[Notarial Seal]

                                               Nicole C. Stevens
                                       ------------------------------------
                                              (Printed Signature)

My Commission Expires:        10/31/00
                          ----------------

My County of Residence:       Hamilton
                          ----------------



STATE OF Ohio      )
                   ) SS:
COUNTY OF Hamilton )

           Before me, a Notary Public in and for said County and State, personally appeared Eric S. Lombardo, by me known and by me known to be the Executive Vice President of Lanvision Inc., who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation.

           WITNESS my hand and Notarial Seal this 12th day of July, 1996.

                                               /s/ CAROL R. DANIELS
                                       ------------------------------------
                                               Notary Public

[Notarial Seal]


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                                            Carol R. Daniels
                                       -------------------------------------
                                           (Printed Signature)



My Commission Expires:        8/28/96
                          ----------------

My County of Residence:       Hamilton
                          ----------------


                              CONSENT OF GUARANTOR

LANVISION SYSTEMS, INC. as guarantor of the above referenced Lease hereby consents to the terms of the Amendment and agrees that its Guaranty shall include the terms of the Amendment.

Dated:         July 12, 1996

                                        LANVISION SYSTEMS, INC.
                                        a Delaware corporation.

                                        By:         /s/ ERIC LOMBARDO
                                           ---------------------------------

                                                  Eric Lombardo
                                                  E.V.P.
                                           ---------------------------------
                                           (printed name, title)



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